UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 1, 2006

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(585) 343-2216

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Stock Option Grants. On June 1, 2006, the Compensation Committee of the Board of Directors of Graham Corporation (the “Company”) approved the grant of the stock options set forth below to the Company’s named executive officers and directors under the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value. Each stock option has an exercise price of $19.94 per share (that being that closing price of the Company’s Common Stock on the American Stock Exchange on the date of grant), vests 25% per year over four years and expires ten years from the date of grant.

Named Executive Officer Stock Option Grants	Number of Options
William C. Johnson, President and Chief Executive Officer	12,000
J. Ronald Hansen, Vice President of Finance and Administration and Chief Financial Officer	6,000
James R. Lines, Vice President and General Manager	6,000
Stephen P. Northrup, Vice President of Asia Affairs	6,000

Director Stock Option Grants	Number of Options
Helen H. Berkeley	2,000
Jerald D. Bidlack	2,000
William C. Denninger	2,000
H. Russel Lemcke	2,000
James J. Malvaso	2,000
Cornelius S. Van Rees	2,000

     Named Executive Officer Bonuses. On June 1, 2006, the Company’s Compensation Committee approved the payment of cash bonuses to the Company’s named executive officers. Such bonuses were paid in accordance with the Company’s Executive Bonus Plan as in effect for the fiscal year ended March 31, 2006 and were based on the Company’s achievement during such fiscal year of net income and working capital targets as well as the achievement of personal objectives by each named executive officer.

Senior Executive Officer	Total Bonus
William C. Johnson, President and Chief Executive Officer	$192,587
J. Ronald Hansen, Vice President of Finance and Administration and Chief Financial Officer	$87,816
James R. Lines, Vice President and General Manager	$86,754
Stephen P. Northrup, Vice President of Asia Affairs	$83,169

Item 2.02. Results of Operations and Financial Condition.
     On June 5, 2006, the Company issued a press release regarding its results of operations and financial condition for its fourth quarter and fiscal year ended March 31, 2006. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 8.01. Other Events.
     On June 5, 2006, the Company issued a press release announcing the payment of a cash dividend. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.2.
     On June 5, 2006, the Company issued a press release announcing the receipt of an order to supply a vacuum system for the Dushanzi Petrochemical Plant located in the People’s Republic of China. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.3.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 5, 2006 of Graham Corporation regarding its results of operations and financial condition for its fourth quarter and fiscal year ended March 31, 2006.

99.2	Press Release dated June 5, 2006 of Graham Corporation regarding the payment of a cash dividend.

Exhibit No.	Description
99.3	Press Release dated June 5, 2006 of Graham Corporation regarding the receipt of an order to supply a vacuum system for the Dushanzi Petrochemical Plant located in the People’s Republic of China.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation
Date: June 5, 2006	By:	J. Ronald Hansen

J. Ronald Hansen Vice President — Finance & Administration and Chief Financial Officer